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                                                                   Exhibit 10.35

                                October 15, 2002

Joseph M. Limber
ACLARA BioSciences, Inc.
1288 Pear Avenue
Mountain View, CA 94043

     Re:  Transition Manufacturing Plan

Dear Joe,

     Concurrent with entering into this letter agreement ("Letter"), ACLARA BioSciences, Inc., a Delaware corporation, with its place of business at 1288 Pear Avenue, Mountain View, CA 94043 ("ACLA") and Third Wave Technologies, Inc., a Delaware corporation, with its place of business at 502 S. Rosa Road, Madison, Wisconsin 53719 ("TWTI") are entering into a License Agreement, a Supply Agreement, and an InvaderCreator(R) Access Agreement, each of even date herewith (the "Concurrent Agreements") which collectively involve, among other things, certain licenses between the parties, the supply of Cleavase(R) enzyme by TWTI to ACLA, and access by ACLA to TWTI's InvaderCreator(R) software. Unless otherwise indicated, terms used in this Letter with an initial capital letter which are defined in the Concurrent Agreements shall have the meaning given to such terms in the Concurrent Agreements.

  1. On or before the applicable date as set forth in Schedule 1 to this Letter, TWTI agrees to deliver to ACLA in accordance with the Concurrent Agreements the corresponding Cleavage Enzyme and other materials (collectively the "Deliverables") in the format described in Schedule 1.

  2. This Letter shall be deemed to fulfill the requirement for ACLA's order for the Deliverables under Section 2.4(c) of the Supply Agreement. TWTI shall deliver to ACLA the Deliverables in accordance with Section 2.6 of the Supply Agreement.

  3. TWTI shall invoice ACLA for the Deliverables in accordance with the Supply Agreement and ACLA shall pay the corresponding amounts for the Deliverables as set forth on Schedule 1 in accordance with the Supply Agreement and reconciliation, if applicable, in accordance with the License Agreement. Notwithstanding the foregoing, within five (5) business days after the date of this Letter written above, ACLA shall prepay by wire transfer a non-refundable amount of *** which amount shall be creditable against the amounts owed to TWTI with respect to *** of bulk Cleavase Enzyme *** ordered and to be delivered hereunder as described in Schedule 1, Order B (the "Initial ***"); the remainder of the amount for the Initial *** shall be due and payable by wire transfer within three (3) business days upon ACLA's

Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as * * *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

____________________

***Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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Manufacturing Transition Plan
Page 2 of 3

receipt of the Initial ***. For clarity, the prepayment amount shall be in addition to the amount set forth in Section 4.1(a) of the License Agreement. For clarity, with respect to the Initial ***, title will transfer upon receipt by ACLA.

  4. Cleavage Enzyme included in the Deliverables shall conform to the applicable Specifications in accordance with the Supply Agreement. Other materials in the Deliverables other than Cleavage Enzyme are defined in Schedule 1 and shall conform to written specifications therefor, such specifications to be mutually agreed by TWTI and ACLA within two (2) weeks after the date hereof. Unless otherwise agreed all terms and conditions of the Concurrent Agreements shall apply to the Deliverables as if the same were Cleavage Enzyme thereunder.

  5. Notwithstanding Paragraph 4 above and the provisions of the Supply Agreement, with respect to the Initial ***, TWTI hereby agrees to replace during the period ending *** years from ACLA's receipt of the Initial *** (the "Replacement Period") any expired quantities of the Initial *** based on the applicable shelf life therefor. Upon expiration of any quantity of the Initial *** unused during the Replacement Period, ACLA shall notify TWTI in writing of its desire to have such quantity replaced and return such unused quantity. TWTI's obligation to replace expired quantities of the Initial *** shall also apply to replacement quantities that may expire during the Replacement Period, subject to the preceding sentence. Promptly upon receipt of such notice and expired quantity, TWTI shall replace such quantity with an identical quantity of bulk Cleavase Enzyme *** meeting the then-current Specifications therefor in accordance with TWTI's standard lead times. Replacement of expired quantities of the Initial *** is ACLA's sole remedy under this Paragraph 5 and there shall be no refund of the purchase price of the Initial ***. For clarity, it is understood that ACLA agrees to use the Initial *** prior to ordering any additional quantities of bulk Cleavase Enzyme *** in accordance with the Supply Agreement. Additionally subject to mutually agreed changes to the Specifications pursuant to Section 1.12 of the Supply Agreement, the shelf life for the Initial *** or any replacement quantities delivered pursuant to this Paragraph 5 may be extended based on additional stability data.

  6. The Parties acknowledge and agree that the Confidential Information (as defined under the License Agreement) and Technology disclosed to ACLA by TWTI pursuant to the Development and Commercialization Agreement shall be deemed to be included within the Confidential Information (as defined under the License Agreement) of the Concurrent Agreements and the Parties rights and obligations with respect to such Confidential Information shall be governed by the Concurrent Agreements, as applicable. For the sake of clarity, such Confidential Information includes but is not limited to Target sequences, Primary Probe, stacker probe and Invader Probe sequences, manufacturing and testing processes, standard operating procedures, formulations, and assay protocols, in each case disclosed to ACLA by TWTI under the Development and Commercialization Agreement.

  7. Within thirty (30) days hereof, TWTI will ship, the materials and components listed on Schedule 2 to this Letter and developed by the Parties pursuant to the Development and

____________________

***Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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Manufacturing Transition Plan
Page 3 of 3

Commercialization Agreement together with copies of available documentation related thereto and developed by the Parties pursuant to the Development and Commercialization Agreement (the "Development Materials"). It being understood that certain Development Materials may have been shipped prior the date hereof. The Development Materials shall be deemed to be included within the TWTI Technology of the Concurrent Agreements and the Parties rights and obligations with respect to such Confidential Information shall be governed by the Concurrent Agreements, as applicable. Notwithstanding anything to the contrary, it is understood that ACLA shall have the rights to incorporate any and all physical materials within the Development Materials (e.g., oligonucleotide probes and in vitro transcripts) into Licensed Products and Probe Sets for sale to End Users in accordance with the terms and conditions of the Concurrent Agreements.

  8. All Deliverables and Development Materials provided hereunder shall be used, sold, and distributed by ACLA solely in accordance with the Concurrent Agreements and for no other purposes.

  9. The terms and conditions of this Letter are additional to the terms and conditions of the Concurrent Agreement and shall not be deemed to limit such terms and conditions.

     If ACLA is in agreement with the foregoing, please indicate ACLA's agreement by countersigning this Letter below and returning the signed Letter to TWT.

                                         Very Truly Yours,



                                         Third Wave Technologies, Inc.


Accepted and Agreed:


ACLARA BioSciences, Inc.


By:_____________________________

Title: _________________________

Date: __________________________

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                                   SCHEDULE 1

ORDER A: ACLA hereby orders the reagents described in Deliverables A below for shipment as set forth below.

     Deliverables A:

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     Reagent Name                      TWT Part No.      Quantity (tubes)
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     ***                                   ***                  ***
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     ***                                   ***                  ***
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     ***                                   ***                  ***
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     ***                                   ***                  ***
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     ***                                   ***                  ***
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     Deliverables A Reagent Description:

     ---------------------------------------------------------------------
     Reagent Name                                     Fill Volumes (tube)
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     ***                                                      ***
     ---------------------------------------------------------------------
     ***                                                      ***
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     ***                                                      ***
     ---------------------------------------------------------------------
     ***                                                      ***
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     ***                                                      ***
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          ACLA agrees to provide TWTI all raw materials reasonably necessary to manufacture the above quantities of eTagTM Separation Reagent 1. Correspondingly, TWTI agrees to use all such raw materials supplied by ACLA solely for purposes of manufacturing such eTagTM Separation Reagent 1.

     Deliverables A Packaging/Labeling: TWTI to package and label tubes as mutually agreed by the Parties including design content reasonably designated by ACLA in accordance with the License Agreement.

     Shipment Date: Within thirty (30) days of the date of this Letter written above.

     Price: ***

____________________

***Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                                   SCHEDULE 1
                                   (Continued)

ORDER B: ACLA hereby orders *** of bulk Cleavase Enzyme *** for shipment as set forth below which meet the Specifications therefor as set forth in the Supply Agreement.

      Shipment Date: To be shipped on or before December 28, 2002.

      Price: ***, subject to the credit for the pre-paid amount set forth in Paragraph 3.

____________________

***Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                                   SCHEDULE 2

                              DEVELOPMENT MATERIALS


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*** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.